UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street

Thornton, CO 80241

(Address of principal executive offices)

(720) 872-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 7, 2023, Ascent Solar Technologies, Inc. (the “Company”) announced in a press release that the Company entered into a term sheet (the “Term Sheet”) with FL1 Holding GmbH, a German company (“FL1”) that is affiliated with BD 1 Investment Holding, LLC, an affiliate of the Company. The Term Sheet reflects the potential terms and conditions of a proposed transaction, pursuant to which, in connection with FL1’s acquisition of a company that is a leading developer and manufacturer of photovoltaic thin film solar cells (the “Target”), the Company will purchase certain manufacturing equipment of the Target (the “Assets”), and the Target will grant to the Company a non-exclusive license to all intellectual property rights of the Target (the “Licensed IP”) relating to thin-film photovoltaic research, development, manufacture and production (collectively, the “Proposed Transaction”). The Term Sheet was entered into for discussion purposes only and does not constitute a binding agreement or commitment of any party, except with respect to certain provisions relating to the payment of transaction expenses, exclusivity, and governing law. The parties to the Term Sheet contemplate closing the Proposed Transaction by April 7, 2023, or as soon as possible thereafter, following execution of final legal documentation pertaining to the Proposed Transaction (the “Definitive Agreements”) and satisfaction of applicable closing conditions.

The Term Sheet contemplates that the total consideration to be paid by the Company to the Target in connection with the Proposed Transaction will be an aggregate amount in cash equal to $5,000,000, and for a period of 12 months following the closing of the Proposed Transaction, the Company will have the right to resell the Assets to FL1 for an amount equal to $5,000,000. Further, in connection with the closing of the Proposed Transaction, the Company would enter into an option agreement with FL1 and BD Vermögensverwaltung GmbH (“BD”), the parent entity of FL1, pursuant to which the Company would have the right to acquire 60% or more of the then-outstanding equity interests of FL1 for an aggregate purchase price of not more than $3,000,000 in cash and repayment of all shareholder/affiliated loans of FL1 in shares of common stock of the Company at a value of $2.00 per share of Company common stock (the “Company Equity Option”), subject to the satisfaction of certain conditions, including approval by a committee of the disinterested and independent members of the Company’s Board of Directors (the “Special Committee”). The Company Equity Option will be set forth in a separate definitive agreement to be entered into between the Company and FL1 on terms to be mutually agreed (the “Equity Option Agreement”). Further, BD will also agree that (1) BD and its affiliates will not offer to acquire or acquire, by merger, tender offer or otherwise, all or substantially all of the outstanding shares of capital stock of the Company not beneficially owned by BD or its affiliates, without the approval of the Special Committee, and the affirmative vote of a majority of the voting power of outstanding shares of the Company not beneficially owned by BD or its affiliates; (2) BD and its affiliates will not transfer any shares of the Company’s capital stock unless the transferee agrees in writing to be bound by the foregoing restriction; and (3) BD will stand behind the obligations of FL1 pursuant to the Equity Option Agreement.

The Term Sheet also contemplates that the Definitive Agreements will include, among other things, certain non-compete and non-solicitation agreements by FL1 relating to the products produced with and customers serviced by the Assets, which would apply to FL1 for five years following the closing of the Proposed Transaction; customary representations, warranties and covenants; customary closing conditions; and certain indemnification provisions, and that the Company’s entry into the Definitive Agreements will be subject to approval by the Special Committee. Further upon the closing of the Proposed Transaction, the Company and the Target will also enter into a Transition Services Agreement, which will require the Target to provide transition support for the Company’s operation of the Assets, and a sub-lease or sub- tenancy arrangement for the Company at the Target’s facility where the Assets are located, on terms to be agreed.

In addition, FL1 has agreed not to pursue discussions or negotiations relating to the sale of the Assets or the Licensed IP with parties other than the Company and the Target until April 7, 2023 (which date may be further extended as provided for in the Term Sheet).

A copy of the Term Sheet and the press release announcing the Term Sheet and the Proposed Transaction are furnished herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto contain “forward-looking statements”, including statements regarding the consummation of the Proposed Transaction and the Company’s business strategy with respect to the Assets and Licensed IP. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the company’s actual operating results to be materially different from any historical results or from any future results expressed or implied by such forward-looking statements, including uncertainty as to timing of the completion of the Proposed Transaction on the terms contemplated or at all, that the terms of the Definitive Agreements may differ, including in material respects, from the terms agreed to in the Term Sheet and the operation of the Assets and intellectual property license in the manner contemplated by the Company following the prospective acquisition thereof. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. In addition to statements that explicitly describe these risks and uncertainties, readers are urged to consider statements that contain terms such as “will,” “believes,” “belief,” “expects,” “expect,” “intends,” “intend,” “anticipate,” “anticipates,” “plans,” “plan,” to be uncertain and forward-looking. No information in this press release should be construed as any indication whatsoever of our future revenues, stock price, or results of operations. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the company’s filings with the Securities and Exchange Commission including those discussed under the heading “Risk Factors” in our most recently filed reports on Forms 10-K and 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Proposed Acquisition Term Sheet, dated as of March 7, 2023
99.2	Press Release, dated March 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

March 7, 2023	By:	/s/ Paul Warley
		Name:	Paul Warley
		Title:	Chief Financial Officer

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